                LANDLORD'S DISCLAIMER AND CONSENT

          To induce Norwest Business Credit, Inc. (the "Lender"), to make one or more loans to Service Business Systems of Colorado, Inc. (the "Borrower"), secured by the Borrower's property, including the Borrower's property located at the Premises (as defined below) which is leased by Data National Corporation, the corporate parent of Borrower (the "Lessee"), pursuant to the Lease (as defined below), and for other good and valuable consideration, the undersigned hereby certifies and agrees for the benefit of the Lender, its participants, successors and assigns, as follows:


           1. The undersigned owns certain premises located in Jefferson County, described in Exhibit A attached hereto (the "Premises") and has leased the Premises to the Lessee pursuant to a lease (the "Lease"), a true, correct and complete copy of which is attached hereto as Exhibit B.

           2. The Lease is in full force and effect and the Lessee is not in default of any provision of the Lease.

           3. The undersigned does not own, and hereby releases and disclaims, any interest in any goods (whether in the nature of inventory or equipment and specifically including any fixtures and tenant improvements) which the Borrower or the Lessee has previously placed or installed or may hereafter place or install upon the Premises.

           4. The undersigned hereby (i) agrees to recognize the right of possession granted to the Lender by the Borrower pursuant to that certain Credit and Security Agreement by and between the Borrower and the Lender dated as of _____________, 1997, as amended from time to time; (ii) acknowledges that the Lender shall have no duty, obligation or liability whatsoever for rent or otherwise with respect to the possession, occupancy or use of the Premises, even if the Lender has taken possession of the Premises or has, on a previous occasion, paid rent or performed any obligation under any lease of the Premises; except if the Lender takes possession of or occupies the Premises, the Lender shall pay the undersigned rent for the same base rental rate which the Lessee would have been obligated to pay for the period during which the Lender has possession of or occupies the Premises;
(iii) reserves in all respects the right to cancel or terminate the Lease, for nonpayment of rent or otherwise, whether or not the Lender is in possession of the Premises, but, notwithstanding any such cancellation or termination, the Lender shall continue to have the right to the possession, occupancy and use of the Premises for purposes of holding, processing, manufacturing, selling, using, storing, liquidating, realizing upon or otherwise disposing of the Lender's collateral, and for related and incidental purposes, for up to 105 days from the date of notice of such cancellation or termination, given pursuant to clause (v) of this paragraph 4; (iv) agrees to give the Lender notice of any breach of the Lease by the Lessee or the Borrower, at the same time as the undersigned shall give notice of such breach to the Lessee or to the Borrower, of any legal action which the undersigned may commence to evict the Lessee or the Borrower from the Premises or to terminate or limit the Lessee's or the Borrower's right to use, possess or lease the Premises, promptly upon the commencement of any such action, and of any change in the ownership of the Premises and the name and address of each new owner of the Premises, at least 15 days prior to any such change in ownership; and (v) agrees not to cancel the Lease without first giving the Lender at least 15 days' prior written notice of such cancellation, stating the grounds for cancellation or termination. All notices to the Lender shall be deemed given three days after being sent by first class United States mail, postage prepaid, addressed to the Lender at Norwest Business Credit, Inc.; Attention: Debbie Tracy; 1740 Broadway; Denver, Colorado 80274-8625.

           5. This Disclaimer and Consent shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Disclaimer and Consent. This Disclaimer and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. No failure on the part of the Lender to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. This Disclaimer and Consent expresses completely, exclusively and finally all the agreements, conditions and covenants of the parties and does not need evidence (written or oral) of prior, contemporaneous or subsequent statements or representations (express or implied) to reflect the intentions of the parties. This Disclaimer and Consent may not be supplemented or modified except in writing. This Disclaimer and Consent inures to the benefit of the Lender and binds the undersigned, and their respective successors and assigns. This does not imply a commitment to lend and shall be binding as long as any obligations of the Borrower to the Lender remain outstanding or are subject to recoupment.

Dated:  December 26, 1996.
                                H.K. BUILDINGS


BY(Signature)                   /s/Harold Kunz
(Name and Title)                Harold Kunz, Owner

STATE OF Colorado  )
                   )
COUNTY OF Jefferson)

     The foregoing instrument was acknowledged before me this 26th day of December, 1996, by Harold Kunz, the owner of the HK building, a sole proprietorship, on behalf of the owner.

BY(Signature)                    /s/ D. J. Hayes
                                 Notary Public

                      LESSEE ACKNOWLEDGMENT

     The Lessee hereby acknowledges that the Borrower occupies the Premises with the Lessee's permission. The Lessee does not own, and hereby releases and disclaims, any interest in any goods (whether in the nature of inventory or equipment and specifically including any fixtures and tenant improvements) which the Borrower has previously placed or installed or may hereafter place or install upon the Premises. The Lessee hereby (1) agrees to recognize the right of possession granted to the Lender by the Borrower pursuant to that certain Credit and Security Agreement by and between the Borrower and the Lender dated as of January 3, 1997, as amended from time to time and agrees that, regardless of any obligations of the Borrower to pay rent to the Lessee, for the Borrower's occupation of the Premises, the Lender shall have the right to occupy the Premises without any payment of rent and without curing any defaults of the Borrower; and (ii) agrees to give the Lender notice of any breach of the Lease by the Lessee or the Borrower, at the same time as the Lessee receives notice of such breach or of any legal action which H.K. Buildings may commence to evict the Lessee or the Borrower from the Premises or to terminate or limit the Lessee's or the Borrower's right to use, possess or lease the Premises, promptly upon the receipt of notice of the commencement of any such action, and, upon receipt of notice, of any change in the ownership of the Premises and the name and address of each new owner of the Premises.

Dated:  January 3, 1997

                                DATA NATIONAL CORPORATION

BY(Signature)                   /s/Richard S. Simms
(Name and Title)                Richard S. Simms, Vice President

STATE OF Colorado   )
                    )
COUNTY OF Jefferson )

          The foregoing instrument was acknowledged before me this 26th day of December, 1996, by Richard S. Simms, the Vice President of Data National Corporation, a Colorado corporation, on behalf of the _______________.

BY(Signature)                              /s/ Jacqueline A Brabo
                                           Notary Public

                             EXHIBIT A
                                TO
                LANDLORD'S DISCLAIMER AND CONSENT

     The Premises described in the referenced document are located in Jefferson County, and are described as follows:


               that certain real property situated in the County of Jefferson, State of Colorado, commonly known as 11415 W. I-70 Frontage Road North, Wheat Ridge, Colorado 80033 and described as approximately 7,680 sq. ft. of office warehouse and 925 sq. ft. of dock and cold storage which constitutes 67% of the building not including the dock area.

























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

                             EXHIBIT B
                                TO
                  LANDLORD'S DISCLAIMER AND CONSENT



                         [COPY OF LEASE]

































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